UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 24, 2001

JDS Uniphase Corporation
(Exact name of Registrant as Specified in its Charter)

Commission file number 0-22874

Delaware	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

210 Baypointe Parkway
San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 434-1800
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name, former address and former fiscal year if changed since last report)

Item 7.  Financial Statements and Exhibits.

Exhibit 99.1.   Written communication comprised of slides shown during an investor presentation on July 24, 2001 furnished pursuant to Item 9 of this
                Form 8-K.

Item 9.  Regulation FD Disclosure.

On July 24, 2001, officers of JDS Uniphase Corporation, a Delaware corporation (the “Registrant”), delivered an investor presentation that included written communication comprised of slides which are described and filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JDS UNIPHASE CORPORATION

By:	/s/ Michael C. Phillips

Michael C. Phillips
Senior Vice President, Business Development, General Counsel

Date: July 24, 2001

EXHIBIT INDEX

Exhibit
Number          Description
=======         ===========

Exhibit 99.1.   Written communication comprised of slides shown during an investor presentation on July 24, 2001 furnished pursuant to Item 9 of this
                Form 8-K.